UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2024

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2024, the Board of Directors (the “Board”) of TreeHouse Foods, Inc. (the “Company”) approved and adopted, effective immediately, the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”). The amendments, among other things:

•Modify the By-Laws to align to both the Delaware General Corporation Law as a result of recent amendments and to the Company’s Certificate of Incorporation, including provisions related to meetings held by remote communications, stockholder meeting adjournments, accessing the Company’s stockholder list, procedures for requesting special meetings, and Board action by consent;

•Update procedural and disclosure requirements for stockholder-submitted nominations and/or other business proposals, including to: (1) require that a stockholder’s notice include additional information (including information from individuals who control stockholders that are entities and, in the case of a nomination, a completed and signed nominee questionnaire) and that certain information be updated as of the meeting’s record date; (2) provide the deadline to submit additional nominations if the number of directors to be elected at an annual meeting is increased after the nomination window closes and the Company does not publicly announce the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting; and (3) require any stockholder submitting a notice to represent whether it will solicit proxies (a) in support of its nominees in accordance with the Securities and Exchange Commission’s “universal proxy” rules, and (b) from at least the percentage of the Company’s shares required to approve its proposal and, in each case, to provide evidence of such solicitation;

•Remove the requirement that an incumbent director offer to resign following an uncontested election in which the director did not receive support from a majority of votes cast (which provision remains in the Company’s Corporate Governance Guidelines);

•Require that a stockholder soliciting proxies from other stockholders use a proxy card color other than white; and

•Clarify that a director or officer will preside over a stockholders’ meeting and the ability of the presiding individual to prescribe rules and regulations for the conduct of such a meeting.

In addition, certain other technical, ministerial, clarifying and conforming changes were made to the By-Laws, including clarifying the existing voting standard for business other than nominations. The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is filed hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Exhibit Description

3.1	Amended and Restated By-Laws of TreeHouse Foods, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	November 5, 2024	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary